Exhibit 99.1

WFS Financial 2005-2
Owner Trust

$1,458,750,000 Auto Receivable Backed Notes

WFS Receivables Corporation 3
Seller

WFS Financial Inc
Master Servicer

$265,000,000	[ ]	%	Class A-1	Notes
$435,000,000	[ ]	%	Class A-2	Notes
$400,000,000	[ ]	%	Class A-3	Notes
$193,750,000	[ ]	%	Class A-4	Notes
$56,250,000	[ ]	%	Class B	Notes
$60,000,000	[ ]	%	Class C	Notes
$48,750,000	[ ]	%	Class D	Notes

Term Sheet

     The information contained in the attached Computational Materials relating to the WFS Financial 2005-2 Owner Trust is referred to as the “Information.”

     The attached Term Sheet has been prepared by WFS Receivables Corporation 3. Neither Banc of America Securities LLC nor any of its affiliates, officers, directors or employees makes any representation as to the accuracy or completeness of the Information, nor the reasonableness of any assumptions reflected therein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering

Documents”) and the then-current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department at (646) 733-4166.

     The information herein has been provided solely by Citigroup Global Markets Inc. (“Citigroup”) based on information with respect to the auto loans provided by WFS Receivables Corporation 3 and its affiliates. No representation or warranty is made as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in contained herein constitute judgment only as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the securities described in these materials. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities should be consummated without the purchaser first having received a prospectus and a prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting Citigroup’s Syndicate Desk at (212) 723-6171.

     Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup’s disclaimers as to these matters.

WFS FINANCIAL 2005-2 OWNER TRUST
Term Sheet dated March 16, 2005
Subject to Revision

The Parties:

The Issuer

WFS Financial 2005-2 Owner Trust, or the trust.

Seller

WFS Receivables Corporation 3, or WFSRC3.

Master Servicer

WFS Financial Inc, or WFS.

Indenture Trustee

Deutsche Bank Trust Company Americas.

Owner Trustee

Chase Manhattan Bank USA, National Association.

Important Dates:

Statistical Calculation
Date

March 12, 2005, the date used in preparing the statistical information in this term sheet.

Initial Cut-Off Date

Expected to be March 30, 2005 for contracts transferred to the trust on the initial closing date and the subsequent cut-off date for contracts transferred to the trust during the pre-funding period.

Initial Closing Date

Expected to be March 31, 2005.

Distribution Dates

Payments of interest and principal will be made monthly on the 17th of each month, or if that is not a business day, on the next following business day, beginning on May 17, 2005. The priority of payment of interest and principal will be made as described below under “The Securities — Payment of Interest” and “The Securities — Payment of Principal”.

Final Scheduled
Distribution Dates

If not paid earlier, the outstanding principal balance of each class of notes will be paid on its “Final Scheduled Distribution Date” as follows:

Note Class	Final Scheduled Distribution Date
A-1	April 17, 2006
A-2	June 17, 2008
A-3	December 17, 2009
A-4	November 17, 2012
B	November 17, 2012
C	November 17, 2012
D	November 17, 2012

If any of those days is not a business day, payment will be made on the next following business day.

The Securities:

The Notes

The following classes of notes will be issued by the trust and are being offered by the prospectus supplement:

	Principal	Interest Rate
Note Class	Amount	Per Annum
A-1	$265,000,000	%
A-2	$435,000,000	%
A-3	$400,000,000	%
A-4	$193,750,000	%
B	$56,250,000	%
C	$60,000,000	%
D	$48,750,000	%

The notes will represent obligations of the trust secured by the assets of the trust. Each class of notes with a lower alphabetical designation will be subordinated to each other class of notes with a higher alphabetical designation (i.e., A is higher than B, B is higher than C and C is higher than D). The notes will be issued in book-entry form and in minimum denominations of $1,000, and in multiples of $1,000 in excess thereof. The notes will bear interest at the rates set forth above and calculated in the manner described below under “Interest Calculation”.

The Certificates

The trust will issue to the seller WFS Financial 2005-2 Owner Trust Auto Receivable Backed Certificates, which are not being offered by the prospectus supplement. All payments in respect of the certificates will be subordinated to payments on the notes.

Ratings of the Notes

It is a condition to the issuance of the notes that each class of notes have been assigned the following ratings:

Rating Agency
Standard &
Note Class	Moody’s	Poor’s	Fitch
A-1	Prime-1	A-1+	F1+
A-2	Aaa	AAA	AAA
A-3	Aaa	AAA	AAA
A-4	Aaa	AAA	AAA
B	Aa2	AA	AA
C	A2	A	A
D	Baa3	BBB	BBB

These ratings will be obtained from Moody’s Investors Service, Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. and Fitch Ratings. At any time, a rating can be lowered, qualified or withdrawn by the rating agency which has assigned that rating.

Interest Calculation

Interest on the Class A-1 Notes will accrue at the fixed interest rate applicable to that class from, and including, the prior distribution date (or from, and including, the closing date with respect to the first distribution date) to, but excluding, the current distribution date. Interest on the Class A-1 Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

Interest on the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and the Class D Notes will accrue at the fixed interest rate applicable to each class from, and including, the 17th day of the preceding month (or from, and including, the closing date with respect to the first distribution date) to, but excluding, the 17th day of the month of the current distribution date. Interest on these notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Distribution of Net
Collections

On each distribution date, as long as an event of default under the indenture has not occurred and is not continuing, the indenture trustee will apply the funds of the trust which are available for distribution in respect of the related collection period as follows:

•	first, to pay the monthly servicing fee;

•	second, to pay the trustees’ fees and expenses up to an aggregate maximum amount of $100,000 per year for the owner trustee and up to an aggregate maximum amount of $200,000 per year for the indenture trustee;

•	third, to pay interest on the Class A Notes;

•	fourth, to make a payment of principal on the notes in an amount equal to the amount necessary to reduce the principal amount of the Class A Notes to the aggregate principal balance of the contracts as of the last day of the related collection period;

•	fifth, to pay interest on the Class B Notes;

•	sixth, to make a payment of principal on the notes in an amount equal to the amount necessary to reduce the sum of the principal amounts of the Class A Notes and the Class B Notes, calculated after taking into account the principal distributions made pursuant to clause fourth above, to the aggregate principal balance of the contracts as of the last day of the related collection period;

•	seventh, to pay interest on the Class C Notes;

•	eighth, to make a payment of principal on the Class C Notes in an amount equal to the amount necessary to reduce the sum of the principal amounts of the Class A Notes, the Class B Notes and the Class C Notes, calculated after taking into account the principal distributions made pursuant to clauses fourth and sixth above, to the aggregate principal balance of the contracts as of the last day of the related collection period;

•	ninth, to pay interest on the Class D Notes;

•	tenth, to make a payment of principal on the notes, in an amount equal to the amount necessary to reduce the aggregate principal amount of the notes, calculated after taking into account the principal distributions made pursuant to clauses fourth, sixth and eighth above, to an amount equal to the aggregate principal balance of the contracts as of the last day of the related collection period;

•	eleventh, to deposit into the spread account the specified spread account balance;

•	twelfth to make a payment of principal on the notes, in an amount equal to the amount necessary to reduce the aggregate principal amount of the notes, calculated after taking into account the principal distributions made pursuant to clauses fourth, sixth, eighth and tenth above, to an amount equal to the excess of the aggregate principal balance of the contracts as of the last day of the related collection period over the overcollateralization amount described below under “The Trust Property – Overcollateralization”; and

•	thirteenth, to deposit any remaining available funds into the spread account.

All amounts distributed in respect of principal of the notes will be paid in the manner and priority described under “- Payment of Principal”.

Payment of Interest

On each distribution date, to the extent that funds are available, the noteholders of each class will receive accrued interest at the interest rate for that class. Interest accrued but not paid on any distribution date will be due on the immediately succeeding distribution date, together with, to the extent permitted by applicable law, interest on that unpaid interest at the related interest rate.

Interest amounts paid to the holders of the Class A Notes will be shared by the holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes in proportion to the interest due on each class.

Payment of Principal

Principal of the notes will be paid on each distribution date, after interest on the notes has been paid, in the following order:

•	to the Class A-1 Notes until the Class A-1 Notes have been paid in full;

•	to the Class A-2 Notes until the Class A-2 Notes have been paid in full;

•	to the Class A-3 Notes until the Class A-3 Notes have been paid in full;

•	to the Class A-4 Notes until the Class A-4 Notes have been paid in full;

•	to the Class B Notes until the Class B Notes have been paid in full;

•	to the Class C Notes until the Class C Notes have been paid in full; and

•	to the Class D Notes until the Class D Notes have been paid in full.

On the final scheduled distribution date for one or more classes of notes, all principal payments will be made on that distribution date and any subsequent distribution date first to those classes of notes with that final scheduled distribution date, in order of seniority, until those classes are paid in full.

If the notes are accelerated after an event of default under the indenture and the trust property is sold or otherwise liquidated, principal payments will be made in the following order of priority:

•	to the Class A-1 Notes until the Class A-1 Notes have been paid in full;

•	to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes ratably according to the amounts due and payable on those Notes with respect to principal until the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes have been paid in full;

•	to the Class B Notes until the Class B Notes have been paid in full;

•	to the Class C Notes until the Class C Notes with been paid in full; and

•	to the Class D Notes until the Class D Notes with been paid in full.

If the notes are accelerated after an event of default under the indenture and the trust property is sold or otherwise liquidated, the fees and expenses due to the Trustees will be paid without limitation prior to the payment of interest or principal to the holders of any class of notes.

The Trust Property:

General

The trust property will include:

•	a pool of retail installment sales contracts and a limited number of installment loans originated or purchased by WFS, all of which are secured by new or pre-owned automobiles or light duty trucks; and

•	the funds in the spread account.

The Contracts

On or before the initial closing date, WFS will sell and assign the contracts, each of which is a retail installment sales contract or installment loan secured by a new or pre-owned automobile or light duty truck, to WFSRC3. On the initial closing date, WFSRC3 will transfer and assign the contracts to the trust. The trust has been established and will be fully funded upon the transfer and assignment of contracts and cash by WFSRC3 to the trust on the initial closing date.

•	The trust will receive the right to payments of principal received under the contracts after the initial cut-off date and the right to interest accrued and received on the contracts after the cut-off date. The aggregate principal balance of the contracts on the initial cut-off date will be not less than $1,200,000,000.

•	The contracts are secured by first liens on the vehicles purchased under each contract.

•	As of the statistical calculation date, the contracts had a weighted average annual percentage rate of approximately 11.51% and a weighted average remaining maturity of approximately 64.85 months.

•	As of the statistical calculation date, approximately 99.21% of the aggregate principal balance of the contracts will be simple interest contracts and approximately 0.79% will be Rule of 78’s contracts.

•	While the characteristics of the contracts transferred to the trust on the initial closing date and during the pre-funding period may differ somewhat from this information, we anticipate that the variations will not be significant.

The Pre-Funding
Account

WFSRC3 expects to transfer additional contracts to the trust during a pre-funding period that begins on the initial closing date and ends no later than April 29, 2005. The total principal balance of those contracts, as of the cut-off date relating to the date on which they are transferred to the trust, will not be more than $300,000,000. The trust will acquire these contracts from WFSRC3 with funds deposited into the pre-funding account on the initial closing date. These contracts must be eligible contracts as required by the terms of the sale and servicing agreement.

The Spread Account

The spread account will be a segregated trust account in the name of the indenture trustee that will afford you some limited protection against losses on the contracts. It will be created with an initial deposit by WFSRC3 in the amount of $7,500,000. The amount on deposit in the spread account will be required to be maintained at that amount as long as any class of notes is outstanding, except that the amount on deposit in the spread account need never be greater than the aggregate principal amount of all outstanding notes.

On each distribution date, amounts on deposit in the spread account will be applied as described in the following paragraph and any available funds not otherwise required to make the distributions described in clauses first through tenth under “The Securities – Distributions of Net Collections” will be deposited into the spread account in order to maintain the amount on deposit therein at an amount equal to the lesser of $7,500,000 or the aggregate principal amount of all outstanding notes.

Amounts on deposit in the spread account will be available to make the distributions described in clauses first through tenth under “The Securities – Distribution of Net Collections”, and to reduce the principal amount of a class of notes to zero on or after the related final scheduled distribution date of that class of notes.

If on any distribution date the amount on deposit in the spread account, after giving effect to all deposits thereto and withdrawals therefrom, is greater than the required amount, the excess cash will be distributed in the following order:

•	to WFSRC3, until it has received an amount equal to the spread account initial deposit, and then

•	to WFSRC3 or any other holder of the certificates.

You will have no further rights to any excess cash paid to any of these entities.

Subordination

The Class B Notes, the Class C Notes and the Class D Notes will each be subordinated with respect to each class of notes with a higher alphabetical designation. On each distribution date,

•	no interest will be paid on a class of notes until all interest due on each class of notes with a higher alphabetical designation has been paid in full through the related interest period, including, to the extent lawful, interest on overdue interest; and

•	no principal will be paid on a class of notes until all principal due on each class of notes with a higher alphabetical designation on that distribution date has been paid in full.

The subordination of the Class B Notes, Class C Notes and the Class D Notes is intended to decrease the risk of default by the trust with respect to payments due to more senior classes of notes.

Overcollateralization

The overcollateralization amount is the amount by which the aggregate principal balance of the contracts owned by the trust exceeds the principal amount of the notes. That overcollateralization will be available to absorb losses on the contracts. The initial level of overcollateralization will be equal to 2.75% of the sum of the aggregate principal balance of the contracts as of the initial cut-off date and the amount on deposit in the pre-funding account to be used to acquire subsequent contracts during the pre-funding period, as the aggregate principal amount of notes to be issued will equal 97.25% of the sum of the aggregate principal balance of the contracts (as of the initial cut-off date) transferred to the trust on the initial closing date and the aggregate principal balance of the subsequent contracts anticipated to be acquired with the amounts on deposit in the pre-funding account. The level of overcollateralization will increase through the accelerated repayment of the notes as described above under “The Securities – Distribution of Net Collections”. That repayment will be funded primarily from interest collections on the contracts in excess of the sum of the interest required to be paid on the notes and other fees required to be paid by the trust.

The level of overcollateralization is required to increase to and be maintained at an amount equal to, with respect to each distribution date, the difference between 5.75% of the aggregate principal balance of the contracts as of the last day of the related collection period and the amount deposited in the spread account as of that distribution date in clause eleventh under “The Securities – Distributions of Net Collections”; provided, however, that if on any distribution date the cumulative net chargeoffs as of the last day of the related collection period is greater than the overcollateralization target trigger level set forth in the sale and servicing agreement for that distribution date, the required overcollateralization amount for that distribution date will equal the difference between 8.0% of the aggregate principal balance of the contracts as of the last day of that related collection period and the amount deposited in the spread account as of that distribution date in clause eleventh under “The Securities – Distributions of Net Collections”.

Notwithstanding the foregoing, the required overcollateralization amount on any distribution date will not be less than $15,000,000.

The Contracts Pool:

Each contract, as of the statistical calculation date, is a retail installment sales contract secured by a financed vehicle originated by a new or pre-owned automobile dealer located in California or one of the other states listed in the table on page 15 or an installment loan made in one of these states which loan is secured by a financed vehicle. Most of the contracts were purchased by WFS from dealers; however, contracts representing no more than 3.66% of the statistical calculation date aggregate principal balance are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. While the percentage of such installment loans transferred to the trust on the initial closing date and during the pre-funding period may differ, we anticipate that any variation will not be significant. Except as otherwise noted, all references in this term sheet to contracts include installment loans.

WFS will select the contracts from its portfolio of fixed-interest rate contracts. The contracts which will be transferred to the trust were underwritten and purchased or originated by WFS in the ordinary course of its business operations.

The information concerning the contracts presented throughout this term sheet is as of the close of business on the statistical calculation date, March 12, 2005. These contracts, with limited exception, will be transferred to the trust on the initial closing date along with additional contracts purchased or originated through the initial cut-off date. The contracts transferred to the trust will have an aggregate outstanding principal balance of not less than $1,200,000,000 as of the initial cut-off date. While the characteristics of the contracts actually transferred to the trust on the initial closing date and during the pre-funding period may differ somewhat from the information set forth in this table, we anticipate that any variation will not be significant. The percentages below are calculated based upon the aggregate principal balance of the contracts as of the statistical calculation date.

Contracts
Outstanding Principal Balance	$964,189,726.74
Minimum	$541.25
Maximum	$171,490.46
Average	$17,339.67
Number of Contracts	55,606
Financed Vehicles
Percentage of New Vehicles	27.85%
Percentage of Pre-owned Vehicles	72.15%
Percentage of Automobiles	42.08%
Percentage of Light Duty Trucks	57.92%
Percentage of Simple Interest Contracts	99.21%
Percentage of Rule of 78’s Contracts	0.79%
Annual Percentage Rate
Minimum	0.42%
Maximum	35.75%
Weighted Average	11.51%
Remaining Maturities
Minimum (Months)	3
Maximum (Months)	84
Weighted Average (Months)	64.85
Original Maturities
Minimum (Months)	12
Maximum (Months)	84
Weighted Average (Months)	65.93
Percent over 60 Months	63.50%
Percent over 72 Months	1.38%

Each of the contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the simple interest or the Rule of 78’s method.

Purchase of Contracts and Redemption of the Notes:

Optional Purchase

On any distribution date following the last day of a collection period as of which the aggregate principal balance of the contracts is equal to or less than $150,000,000, WFSRC3 may purchase from the trust all of the contracts then outstanding at a purchase price equal to the outstanding principal amount of the notes, plus accrued and unpaid interest on the notes, plus any fees or other amounts due to the master servicer or the trustees. If WFSRC3 purchases the contracts, the indenture trustee will redeem the notes and the trust will terminate.

Mandatory Redemption

The notes may be accelerated by the indenture trustee if an event of default has occurred and is continuing under the indenture. If the notes are accelerated, the indenture trustee, or the master servicer at the direction of the indenture trustee, may, under certain circumstances, sell or otherwise liquidate the property of the trust and deliver the proceeds to the indenture trustee for distribution in accordance with the terms of the indenture.

Mandatory Prepayment

On the first distribution date following the end of the pre-funding period, after giving effect to the purchase of contracts during the pre-funding period, any funds remaining in the pre-funding account, will be applied to pay principal of the most senior class of notes then outstanding.

Tax Status:

In the opinion of Mitchell Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as discussed in further detail under “Federal and California Income Tax Consequences” in the prospectus:

•	the notes will be characterized as debt; and

•	the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

If you purchase a note, you agree to treat it as debt for tax purposes.

Eligibility for
Purchase by Money
Market Funds:

The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund’s investment policies and objectives.

ERISA Considerations:

The notes are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, fiduciaries of such employee benefit plans and other benefit plans should review the matters discussed under “ERISA Considerations” in the prospectus and also should consult with their legal advisors before purchasing notes.

Distribution of Contracts by APR

     The following table provides information about the contracts originated through the statistical calculation date relating to their annual percentage rate. While the characteristics of all of the contracts transferred to the trust on the initial closing date and during the pre-funding period may differ somewhat from the information set forth in this table, we anticipate that any variation will not be significant.

			Percentage of
	Number	Sum of	Aggregate
	Of	Principal	Principal
Contract APR	Contracts(1)	Balances(1)	Balance(1)
Less than 3.999%	15	$265,498.49	0.03%
4.000% – 4.999%	420	8,211,829.82	0.85
5.000% – 5.999%	1,943	40,420,206.71	4.19
6.000% – 6.999%	3,082	64,319,329.67	6.67
7.000% – 7.999%	4,175	86,338,249.85	8.95
8.000% – 8.999%	5,100	103,179,755.34	10.70
9.000% – 9.999%	6,202	120,134,349.71	12.46
10.000% – 10.999%	5,335	99,752,323.59	10.35
11.000% – 11.999%	4,115	74,294,761.05	7.71
12.000% – 12.999%	4,867	82,600,930.02	8.57
13.000% – 13.999%	3,357	55,305,041.61	5.74
14.000% – 14.999%	3,588	55,543,360.71	5.76
15.000% – 15.999%	3,121	46,293,016.18	4.80
16.000% – 16.999%	2,461	34,806,968.41	3.61
17.000% – 17.999%	2,156	29,910,265.77	3.10
18.000% – 18.999%	1,882	23,432,016.25	2.43
19.000% – 19.999%	1,299	14,949,098.13	1.55
20.000% – 20.999%	814	8,712,346.18	0.90
21.000% – 21.999%	838	8,394,798.09	0.87
22.000% and higher	836	7,325,581.16	0.76

Total	55,606	$964,189,726.74	100.00%

(1)	As of the statistical calculation date

Geographic Concentration of the Contracts

     The following table provides information about those contracts originated through the statistical calculation date based upon the state in which the new or pre-owned automobile dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of all the contracts transferred to the trust on the initial closing date and during the pre-funding period may differ somewhat from the information set forth in this table, we anticipate that any variation will not be significant. The percentages do not add to 100.00% due to rounding.

	Number Of	Sum of	Percentage of Aggregate
Dealer State	Contracts(1)	Principal Balances(1)	Principal Balance(1)
California	20,712	$370,319,016.72	38.41%
Washington	3,895	61,060,756.53	6.33
Arizona	2,856	49,553,199.84	5.14
Texas	1,764	34,016,666.02	3.53
Oregon	1,993	32,777,522.12	3.40
Virginia	1,612	30,685,150.66	3.18
Nevada	1,609	28,762,980.83	2.98
Colorado	1,628	27,993,047.34	2.90
Ohio	1,634	25,049,913.65	2.60
New York	1,426	23,167,988.06	2.40
Idaho	1,336	20,876,296.29	2.17
Maryland	1,000	20,812,067.51	2.16
North Carolina	1,182	20,168,279.57	2.09
Georgia	977	19,510,212.72	2.02
Illinois	1,138	19,099,332.02	1.98
Florida	1,166	18,412,890.98	1.91
Michigan	981	15,364,564.21	1.59
Pennsylvania	721	12,389,239.14	1.28
South Carolina	670	11,956,130.17	1.24
Utah	681	11,382,362.84	1.18
Missouri	755	11,068,559.64	1.15
Tennessee	632	10,816,610.64	1.12
Massachusetts	560	10,118,861.62	1.05
Wisconsin	580	9,547,800.03	0.99
New Jersey	486	8,683,320.01	0.90
Minnesota	507	8,454,545.49	0.88
New Mexico	450	7,953,049.59	0.82
Kentucky	345	5,612,956.46	0.58
New Hampshire	297	5,128,191.77	0.53
Delaware	265	4,989,820.94	0.52
Indiana	310	4,911,289.82	0.51
Connecticut	304	4,672,927.69	0.48
Alabama	227	4,118,269.87	0.43
Kansas	192	2,896,563.71	0.30
Iowa	150	2,216,143.75	0.23
Wyoming	101	1,822,840.01	0.19
Oklahoma	92	1,784,167.40	0.19
Mississippi	76	1,248,148.97	0.13
Nebraska	79	1,244,841.12	0.13
Rhode Island	63	1,035,383.28	0.11
Montana	42	705,725.90	0.07
Maine	38	607,489.88	0.06
South Dakota	32	579,114.17	0.06
Vermont	25	419,716.15	0.04
West Virginia	17	195,771.61	0.02

Total	55,606	$964,189,726.74	100.00%

(1)	As of the statistical calculation date

Weighted Average Lives of the Notes

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts which are to be transferred to the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of notes could occur significantly earlier than its final scheduled distribution date. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of those notes.

     The table captioned “Percentage of Initial Note Balance at Various ABS Percentages” is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under “The Contracts Pool”, but with an assumed aggregate principal of $1,500,000,000. The ABS Table assumes that:

•	the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•	the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

•	the amount deposited into the pre-funding account on the initial closing date is applied in its entirety to the purchase of contracts transferred to the trust during the pre-funding period;

•	payments are made on the notes on each distribution date (and each such date is assumed to be the 17th day of each applicable month);

•	the initial aggregate principal amount of the notes is $1,458,750,000;

•	the interest rate on the Class A-1 Notes is 3.169%, the interest rate on the Class A-2 Notes is 3.77%, the interest rate on the Class A-3 Notes is 4.16%, the interest rate on the Class A-4 Notes is 4.40%, the interest rate on the Class B Notes is 4.58%, the interest rate on the Class C Notes is 4.66%,and the interest rate on the Class D Notes is 4.89%;

•	the trustees’ fees and expenses are zero and the annual servicing fee is 1.25%;

•	the notes are purchased on the initial closing date;

•	the overcollateralization amount will initially be 2.75% of the cut-off date aggregate principal balance of the contracts transferred to the trust, increasing to an amount equal to, with respect to each distribution date, the greater of (i) the difference between 5.75% of the aggregate principal balance of the contracts as of the last day of the related collection period and the amount deposited in the spread account as of that distribution date in clause eleventh under “The Securities – Distributions of Net Collections” and (ii) $15,000,000; and

•	WFSRC3 exercises its optional purchase right on the earliest distribution date on which that option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percentage of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

     The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the sum of the principal balances of the contracts in that pool, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed cut-off date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

				Original	Remaining
	Sum of		Assumed	Term to	Term to
	Principal		Cut-Off	Maturity	Maturity
Pools	Balances	APR	Date	(In Months)	(In Months)
1	$22,385,415.17	13.932%	April 1, 2005	34	34
2	63,400,754.10	13.993	April 1, 2005	47	47
3	301,376,088.56	12.815	April 1, 2005	60	59
4	660,051,217.41	10.642	April 1, 2005	71	71
5	14,183,498.17	7.865	April 1, 2005	83	83
6	2,264,074.15	12.724	April 1, 2005	35	32
7	4,884,630.90	13.387	April 1, 2005	47	45
8	27,796,868.00	12.852	April 1, 2005	60	57
9	58,769,231.78	10.686	April 1, 2005	71	69
10	1,320,951.24	7.772	April 1, 2005	83	81
11	693,282.41	13.626	April 1, 2005	34	29
12	1,993,767.34	13.407	April 1, 2005	47	43
13	13,261,928.32	13.246	April 1, 2005	60	43
14	26,556,169.49	11.468	April 1, 2005	71	54
15	1,062,122.96	10.242	April 1, 2005	83	52
16	7,973,277.64	13.943	May 1, 2005	34	34
17	18,846,000.88	14.755	May 1, 2005	47	47
18	90,587,481.11	13.000	May 1, 2005	60	60
19	179,484,549.28	10.604	May 1, 2005	71	71
20	3,108,691.09	8.011	May 1, 2005	83	83

Total	$1,500,000,000.00

     The contracts allocated to the hypothetical pools had an aggregate principal balance of $964,189,726.14. The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

Percentage of Initial Note Balance at Various ABS Percentages

	Class A-1 Notes				Class A-2 Notes				Class A-3 Notes				Class A-4 Notes
Distribution Date	0.5%	1.0%	1.8%	2.5%	0.5%	1.0%	1.8%	2.5%	0.5%	1.0%	1.8%	2.5%	0.5%	1.0%	1.8%	2.5%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
May 2005	91.47	89.19	85.47	82.09	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2005	79.12	74.08	65.85	58.41	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2005	66.82	59.09	46.50	35.13	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2005	54.58	44.25	27.42	12.25	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2005	43.52	31.27	11.33	0.00	100.00	100.00	100.00	95.95	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2005	34.71	20.10	0.00	0.00	100.00	100.00	97.76	84.70	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2005	25.91	9.01	0.00	0.00	100.00	100.00	88.73	73.63	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2005	17.11	0.00	0.00	0.00	100.00	98.77	79.82	62.73	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2006	8.32	0.00	0.00	0.00	100.00	92.10	71.02	52.02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2006	0.00	0.00	0.00	0.00	99.72	85.48	62.33	41.50	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2006	0.00	0.00	0.00	0.00	94.36	78.91	53.77	31.17	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2006	0.00	0.00	0.00	0.00	89.02	72.38	45.32	21.02	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2006	0.00	0.00	0.00	0.00	83.67	65.90	37.00	11.07	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2006	0.00	0.00	0.00	0.00	78.33	59.47	28.80	1.30	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2006	0.00	0.00	0.00	0.00	73.00	53.09	20.73	0.00	100.00	100.00	100.00	91.01	100.00	100.00	100.00	100.00
August 2006	0.00	0.00	0.00	0.00	67.67	46.77	12.79	0.00	100.00	100.00	100.00	80.81	100.00	100.00	100.00	100.00
September 2006	0.00	0.00	0.00	0.00	62.34	40.49	4.98	0.00	100.00	100.00	100.00	70.84	100.00	100.00	100.00	100.00
October 2006	0.00	0.00	0.00	0.00	57.02	34.27	0.00	0.00	100.00	100.00	97.07	61.09	100.00	100.00	100.00	100.00
November 2006	0.00	0.00	0.00	0.00	51.70	28.10	0.00	0.00	100.00	100.00	88.86	51.56	100.00	100.00	100.00	100.00
December 2006	0.00	0.00	0.00	0.00	46.39	21.99	0.00	0.00	100.00	100.00	80.81	42.27	100.00	100.00	100.00	100.00
January 2007	0.00	0.00	0.00	0.00	41.08	15.94	0.00	0.00	100.00	100.00	72.91	33.20	100.00	100.00	100.00	100.00
February 2007	0.00	0.00	0.00	0.00	35.78	9.94	0.00	0.00	100.00	100.00	65.16	24.37	100.00	100.00	100.00	100.00
March 2007	0.00	0.00	0.00	0.00	30.49	4.00	0.00	0.00	100.00	100.00	57.57	15.78	100.00	100.00	100.00	100.00
April 2007	0.00	0.00	0.00	0.00	25.20	0.00	0.00	0.00	100.00	97.96	50.13	7.67	100.00	100.00	100.00	100.00
May 2007	0.00	0.00	0.00	0.00	19.92	0.00	0.00	0.00	100.00	91.63	42.86	0.00	100.00	100.00	100.00	98.98
June 2007	0.00	0.00	0.00	0.00	14.65	0.00	0.00	0.00	100.00	85.37	35.76	0.00	100.00	100.00	100.00	82.23
July 2007	0.00	0.00	0.00	0.00	9.39	0.00	0.00	0.00	100.00	79.17	28.82	0.00	100.00	100.00	100.00	66.00
August 2007	0.00	0.00	0.00	0.00	4.13	0.00	0.00	0.00	100.00	73.05	22.05	0.00	100.00	100.00	100.00	50.30
September 2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	98.78	67.00	15.45	0.00	100.00	100.00	100.00	35.14
October 2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	93.09	61.02	9.03	0.00	100.00	100.00	100.00	20.52
November 2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	87.40	55.12	2.69	0.00	100.00	100.00	100.00	6.45
December 2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	81.73	49.29	0.00	0.00	100.00	100.00	92.26	0.00
January 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	76.08	43.54	0.00	0.00	100.00	100.00	79.38	0.00
February 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	70.44	37.88	0.00	0.00	100.00	100.00	66.91	0.00
March 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	64.97	32.41	0.00	0.00	100.00	100.00	55.00	0.00
April 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	59.56	27.07	0.00	0.00	100.00	100.00	43.54	0.00
May 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	54.17	21.80	0.00	0.00	100.00	100.00	32.49	0.00
June 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	48.79	16.61	0.00	0.00	100.00	100.00	21.85	0.00
July 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	43.42	11.50	0.00	0.00	100.00	100.00	11.68	0.00
August 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	38.06	6.47	0.00	0.00	100.00	100.00	1.99	0.00
September 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	32.72	1.35	0.00	0.00	100.00	100.00	0.00	0.00
October 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	27.39	0.00	0.00	0.00	100.00	92.14	0.00	0.00
November 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	22.07	0.00	0.00	0.00	100.00	81.68	0.00	0.00
December 2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	16.85	0.00	0.00	0.00	100.00	71.52	0.00	0.00
January 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	11.64	0.00	0.00	0.00	100.00	61.54	0.00	0.00
February 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6.48	0.00	0.00	0.00	100.00	51.80	0.00	0.00
March 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.14	0.00	0.00	0.00	100.00	42.24	0.00	0.00
April 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	91.79	33.36	0.00	0.00
May 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	81.47	24.81	0.00	0.00
June 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	71.19	16.44	0.00	0.00
July 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	60.94	8.26	0.00	0.00
August 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	50.73	0.28	0.00	0.00
September 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	40.57	0.00	0.00	0.00
October 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30.44	0.00	0.00	0.00
November 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	20.58	0.00	0.00	0.00
December 2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.77	0.00	0.00	0.00
January 2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.99	0.00	0.00	0.00
February 2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
March 2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years)	0.48	0.40	0.33	0.29	1.70	1.39	1.05	0.86	3.24	2.76	2.10	1.70	4.43	3.95	3.05	2.43
Weighted Average Life (years)(1)	0.48	0.40	0.33	0.29	1.70	1.39	1.05	0.86	3.24	2.76	2.10	1.70	4.43	3.95	3.05	2.43

(1)	This calculation assumes that WFSRC3 does not exercise its optional purchase right.

	Class B Notes				Class C Notes				Class D Notes
Distribution Date	0.5%	1.0%	1.8%	2.5%	0.5%	1.0%	1.8%	2.5%	0.5%	1.0%	1.8%	2.5%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
May 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2007	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2007	100.00	100.00	100.00	75.70	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
February 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
March 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
April 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
May 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
June 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
July 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
August 2008	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
September 2008	100.00	100.00	74.89	0.00	100.00	100.00	100.00	0.00	100.00	100.00	100.00	0.00
October 2008	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
November 2008	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
December 2008	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
January 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
February 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
March 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
April 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
May 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
June 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
July 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
August 2009	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
September 2009	100.00	74.14	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
October 2009	100.00	48.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	100.00	0.00	0.00
November 2009	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00
December 2009	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00
January 2010	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00
February 2010	70.68	0.00	0.00	0.00	100.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00
March 2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years)	4.94	4.57	3.53	2.78	4.96	4.63	3.55	2.80	4.96	4.63	3.55	2.80
Weighted Average Life (years)(1)	4.98	4.58	3.58	2.80	5.35	4.96	3.89	3.01	5.74	5.49	4.29	3.23

(1)	This calculation assumes that WFSRC3 does not exercise its optional purchase right.

     The weighted average life of a note is determined for the above table by (i) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related distribution date, (ii) adding the results and (iii) dividing the sum by the original principal amount of the note.

     The foregoing tables have been prepared based on the assumptions described under “Weighted Average Lives of the Notes”, including the assumptions regarding the characteristics and performance of the contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

Contract Delinquency and Contract Loss Information

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, and contracts that have been sold but are still being serviced by WFS, as of December 31, 2002 through December 31, 2004 and (ii) the loss experience for contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, and contracts that have been sold but are still being serviced by WFS for the years ended December 31, 2002 through December 31, 2004. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78’s contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to chargeoff a contract that becomes 120 days delinquent, except contracts for which the obligor is in a Chapter 13 bankruptcy proceeding. Contracts for which the obligor is in a Chapter 13 bankruptcy and as to which the obligor is not in compliance with the Chapter 13 plan of reorganization are charged off. WFS believes that its chargeoff policy is generally consistent with current regulatory requirements.

Contract Delinquency Experience

	2004		2003		2002
	Number of		Number of		Number of
	Contracts	Amount	Contracts	Amount	Contracts	Amount
			(Dollars in Thousands)
Contracts Serviced	876,695	$11,560,890	826,122	$10,596,665	757,269	$9,389,974

Period of Delinquency
30-59	19,318	191,001	21,975	$219,937	23,176	$238,204
60-89	5,215	48,393	6,609	65,135	6,612	64,472
90 days or more	2,073	19,267	2,367	21,993	2,688	25,819

Total contracts and amount delinquent	26,606	$258,661	30,951	$307,065	32,476	$328,495

Delinquencies as a percentage of number and amount of contracts outstanding	3.03%	2.24%	3.75%	2.90%	4.29%	3.50%

Contract Loss Experience

	For the Year Ended
	December 31,
	2004	2003	2002
	(Dollars in Thousands)
Contracts serviced at end of period	$11,560,890	$10,596,665	$9,389,974

Average during period	$11,113,411	$10,051,754	$8,845,635

Gross chargeoffs of contracts during period	$312,586	$350,714	$327,161

Recoveries of contracts charged off in current and prior periods	91,704	89,027	82,372

Net chargeoffs	$220,882	$261,687	$244,789

Net chargeoffs as a percentage of average contracts outstanding during period (annualized)	1.99%	2.60%	2.77%